UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 3, 2011

StemCells, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California		94304
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650.475.3100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 3, 2011, StemCells, Inc. ("StemCells" or the "Company") received a letter from the Nasdaq Stock Market ("Nasdaq") providing notification that the closing bid price for the Company's common stock had been below $1.00 per share for the previous 30 consecutive business days, and the Company therefore is not in compliance with the requirements for continued inclusion on the Nasdaq Global Market under Nasdaq Listing Rule 5450(a)(1). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), StemCells has 180 calendar days, or until August 30, 2011, to regain compliance with this minimum bid price requirement.

StemCells can regain compliance if the closing bid price of its common stock is $1.00 per share or higher for a minimum of ten consecutive business days during this initial 180-day compliance period. If compliance is not achieved by August 30, 2011, Nasdaq will provide written notification to StemCells that its securities are subject to delisting. StemCells will continue to monitor the closing bid price for its common stock and consider its available options to regain compliance with the Nasdaq minimum bid price requirement, which may include applying for an extension of the compliance period or an appeal to a Nasdaq Listing Qualifications Panel. There can be no assurance that the Company will be able to regain or maintain compliance with the minimum bid price rule or other listing criteria or that an appeal, if taken, would be successful.

# # # #

Apart from statements of historical fact, the statements made in this report constitute forward-looking statements within the meaning of the U.S. securities laws, and is subject to the safe harbors created therein. These statements include, but are not limited to, statements regarding the Company’s ability to regain compliance with the Nasdaq minimum bid price requirement; and the Company’s eligibility for listing in the Nasdaq Global Market. These forward-looking statements speak only as of the date of this news release. The Company does not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. Such statements reflect management’s current views and are based on certain assumptions that may or may not ultimately prove valid. The Company’s actual results may vary materially from those contemplated in such forward-looking statements due to risks and uncertainties to which the Company is subject, including those described under the heading "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and in its subsequent reports on Form 10-Q and Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StemCells, Inc.

March 4, 2011	By:	/s/ Kenneth Stratton

Name: Kenneth Stratton
Title: General Counsel